Exhibit 99.1

GREEN PLAINS RENEWABLE ENERGY, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

AND RELATED NOTES THERETO

The following unaudited pro forma condensed combined financial statements are based upon the combined historical financial position and results of operations of Green Plains Renewable Energy, Inc. (“GPRE”) and Great Lakes Cooperative (“GLC”). The unaudited pro forma condensed combined financial statements give effect to the merger of GPRE and GLC as described in the Agreement and Plan of Merger by and between GPRE, Green Plains Grain Merger Sub, Inc., and GLC and the financing of the cash consideration paid based on current expectations of GPRE (collectively the “Transaction”).

Basis of Presentation

The unaudited pro forma condensed combined balance sheet of GPRE as of February 29, 2008 combines the balance sheets of GPRE as of February 29, 2008, and GLC as of November 30, 2007, after giving effect to the pro forma adjustments, and has been prepared as if the Transaction had occurred on February 29, 2008. The adjustments included in the unaudited pro forma condensed combined financial statements represent GPRE’s preliminary determination of the purchase price allocation. The unaudited pro forma condensed combined statements of operations for the year ended November 30, 2007, combines the statements of operations for GPRE for the fiscal year ended November 30, 2007, and GLC for the fiscal year ended August 31, 2007, after giving effect to the pro forma adjustments, and has been prepared as if the Transaction had occurred on December 1, 2006. The unaudited pro forma condensed combined statements of operations for the three-month period ended February 29, 2008, combines the statements of operations for GPRE for the three-month period ended February 29, 2008, and GLC for the three-month period ended November 30, 2007, after giving effect to the pro forma adjustments, and has been prepared as if the Transaction had occurred on December 1, 2007.

The unaudited pro forma condensed combined financial information is provided for informational purposes only and is not necessarily indicative of the consolidated results of operations of GPRE had the acquisition occurred on the dates indicated above, or that may be realized in the future. The unaudited pro forma condensed combined financial information should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements included in our Form 10-K as filed with the Securities and Exchange Commission (the “SEC”) and notes thereto and risk factors contained therein for the fiscal year ended November 30, 2007, along with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements included in our Form 10-Q as filed with the SEC and notes thereto and risk factors contained therein for the first fiscal quarter ended February 29, 2008.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF FEBRUARY 29, 2008
(in thousands)

	GPRE	GLC			Pro Forma at
	February 29,	November 30,	Pro Forma		February 29,
	2008	2007	Adjustments		2008

Current assets
Cash and cash equivalents	$ 12, 088	$ 1,507	$ (12,510)	a	$ 11,217
			56,706	b
			(46,574)	c
Accounts receivable, net	4,668	10,625	-		15,293
Inventories	8,562	46,292	176	a	55,030
Prepaid expenses and other	1,434	10,471	-		11,905
Derivative financial instruments	4,651	-	-		4,651
Total current assets	31,403	68,895	(2,202)		98,096

Property, plant and equipment, net	156,556	14,209	8,436	a	179,201
Equity in other organizations	-	10,377	(10,377)	d	-
Other assets	7,485	71	3,819	a	11,375
Total assets	$ 195,444	$ 93,552	$ (324)		$ 288,672

Current liabilities
Accounts payable and accrued liabilities	$ 11,207	$ 21,822	$ -		$ 33,029
Notes payable	-	41,174	(41,174)	c	-
Derivative financial instruments	2,882	-	-		2,882
Deferred income taxes	108	26	-		134
Current portion - long-term debt	9,087	900	17,376	b	26,463
			(900)	c
Total current liabilities	23,284	63,922	(24,698)		62,508

Long-term debt	68,806	4,500	39,330	b	108,136
			(4,500)	c
Deferred income taxes	1,208	540	5,447	a	7,195
Accrued expenses	-	883	-		883
Total other liabilities	70,014	5,923	40,277		116,214

Minority interest in consolidated financials	-	313	-		313

Stockholders' equity	102,146	23,394	(13,017)	a	109,637
			7,491	a
			(10,377)	d
Total liabilities and stockholders' equity	$ 195,444	$ 93,552	$ (324)		$ 288,672

(See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

for detail of pro forma adjustments)

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR NOVEMBER 30, 2007
(in thousands, except per share amounts)

	GPRE	GLC			Pro Forma
	Fiscal Year	Fiscal Year			Fiscal Year
	Ended	Ended			Ended
	November 30,	August 31,	Pro Forma		November 30,
	2007	2007	Adjustments		2007

Revenues	$ 24,202	$ 141,170	$ -		$ 165,372
Cost of goods sold	23,043	131,128	-		154,171
	1,159	10,042	-		11,201
Other operating revenue	-	4,754	-		4,754
Gross profit	24,202	14,796	-		15,955

Operating expenses	8,943	12,395	(1,035)	e	20,303
Operating income (loss)	(7,784)	2,401	1,035		(4,348)

Other income (expense):
Interest income	1,133	1,969	-		3,102
Interest expense, net of amounts capitalized	(1,177)	(1,884)	(469)	f	(4,303)
			(2,657)	g
			1,884	h
Other, net	395	43	-		438
Total other income (expense)	351	128	(1,242)		(763)

Income (loss) before income taxes	(7,433)	2,529	(207)		(5,111)
Income tax provision (benefit)	(295)	801	(801)	i	(295)
Net income (loss)	$ (7,138)	$ 1,728	$ 594		$ 4,816

Earnings (loss) per share:
Basic	$ (1.18)	n/a	n/a		$ (0.73)

Diluted	$ (1.18)	n/a	n/a		$ (0.73)

Weighted average shares outstanding:
Basic	6,074	n/a	551		6,625

Diluted	6,074	n/a	551		6,625

(See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

for detail of pro forma adjustments)

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED FEBRUARY 29, 2008
(in thousands, except per share amounts)

	GPRE	GLC			Pro Forma
	Three Months	Three Months			Three Months
	Ended	Ended			Ended
	February 29,	November 30,	Pro Forma		February 29,
	2008	2007	Adjustments		2008

Revenues	$ 37,844	$ 37,637	$ -		$ 75,481
Cost of goods sold	22,101	34,685	-		56,786
	15,743	2,952	-		18,695
Other operating revenue	-	1,828	-		1,828
Gross profit	15,743	4,780	-		20,523

Operating expenses	2,924	3,601	(229)	e	6,296
Operating income (loss)	12,819	1,179	229		14,227

Other income (expense):
Interest income	137	34	-		171
Interest expense, net of amounts capitalized	(929)	(645)	(277)	f	(2,469)
			(1,263)	g
			645	h
Other, net	(27)	75	-		48
Total other income (expense)	(819)	(536)	(895)		(2,250)

Income (loss) before income taxes	12,000	643	(666)		11,977
Income tax provision (benefit)	2,067	260	(9)	i	2,318
Net income (loss)	$ 9,933	$ 383	$ (657)		$ 9,659

Earnings (loss) per share:
Basic	$ 1.37	n/a	n/a		$ 1.24

Diluted	$ 1.37	n/a	n/a		$ 1.24

Weighted average shares outstanding:
Basic	7,245	n/a	551		7,796

Diluted	7,245	n/a	551		7,796

(See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

for detail of pro forma adjustments)

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

The unaudited pro forma condensed combined financial statements do not give effect to any restructuring cost, potential cost savings, or other operating efficiencies that are expected to result from the Transaction. The unaudited pro forma combined financial statements are based on certain assumptions and do not purport to be indicative of the results which would have been achieved if the Transaction had been consummated on the dates indicated or which may be achieved in the future. GPRE accounted for the combination under the purchase method of accounting for business combinations in accordance with Statement of Financial Accounting Standards No. 141 (revised 2007), “Business Combinations,” with GPRE being the acquiring company.

2. PRO FORMA ADJUSTMENTS

(a)	Reflects purchase of GLC for cash of $12.5 million and 551,065 shares of GPRE common stock.

(b)	Reflects proceeds from borrowings under term and revolving loan facilities.

(c)	Reflects payoff of existing GLC notes payable and long-term debt.

(d)	Reflects the transfer of GLC's investments in regional cooperatives to an escrow account.

(e)	Reflects net change in depreciation expense related to recording GLC's net property, plant and equipment.

(f)	Reflects amortization of debt issuance costs.

(g)	Reflects additional interest expense relating to borrowings under capital lease as well as term and revolving loan facilities.

(h)	Reflects reduction of interest expense resulting from payoff of existing GLC notes payable and long-term debt.

(i)	Reflects income tax effects of the combined entity.